RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2023

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 35 for “Comments on Non-GAAP Financial Measures.”
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the risk that the pending acquisition of certain direct and indirect subsidiaries of American International Group, Inc, including Validus Holdings, Ltd., Validus Specialty, LLC, and Validus Reinsurance, Ltd. (together with the other transactions contemplated thereby, the “Validus Acquisition”) may not be completed within the expected timeframe or at all; the risk that regulatory agencies in certain jurisdictions may impose onerous

i

conditions following the Validus Acquisition; difficulties in integrating the acquired business; risk that the due diligence process that the Company undertook in connection with the Validus Acquisition may not have revealed all facts that may be relevant in connection with the Validus Acquisition; the Company's ability to manage the growth of the acquired business’ operations successfully following the Validus Acquisition; that historical financial statements of Validus Reinsurance Ltd. are not representative of the future financial position, future results of operations or future cash flows of Validus Reinsurance Ltd. following the Validus Acquisition; risks from the Company's increased debt obligations as a result of the Validus Acquisition; the Company’s dilutive impact on the Company's shareholders from the issuance of common shares to AIG in connection with the Validus Acquisition; the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the highly competitive nature of the Company’s industry and its reliance on a small number of brokers; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the historically cyclical nature of the (re)insurance industries; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws and regulations; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in prevailing interest rates and recession or the perception that recession may occur; the effect of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of possible future tax reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in the Company's joint ventures and managed funds; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

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RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,025	$(324,913)	$755,087	$(719,326)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$407,435	$238,132	$767,443	$390,077

Underwriting income
Gross premiums written	$2,651,621	$2,464,639	$5,441,882	$5,407,603
Net premiums written	2,195,803	1,863,616	4,459,506	4,028,833
Underwriting income (loss)	351,015	316,386	720,634	516,664

Net claims and claim expense ratio:
Current accident year	54.0%	51.4%	53.9%	54.7%
Prior accident years	(1.8)%	(2.9)%	(3.9)%	(2.1)%
Calendar year	52.2%	48.5%	50.0%	52.6%

Acquisition expense ratio	23.6%	24.8%	24.6%	25.0%
Operating expense ratio	4.5%	5.0%	4.6%	4.8%
Combined ratio	80.3%	78.3%	79.2%	82.4%

Fee income
Management fee income	$43,439	$30,707	$84,344	$57,929
Performance fee income	13,242	3,548	17,109	4,675
Total fee income	$56,681	$34,255	$101,453	$62,604

Investment results - managed
Net investment income	$292,662	$107,211	$547,040	$190,902
Net realized and unrealized gains (losses) on investments	(222,781)	(654,107)	56,670	(1,327,124)
Total investment result	$69,881	$(546,896)	$603,710	$(1,136,222)
Total investment return - annualized	1.6%	(10.1)%	5.5%	(10.5)%

Investment results - retained (1)
Net investment income	$189,315	$74,983	$357,324	$137,658
Net realized and unrealized gains (losses) on investments	(209,683)	(576,071)	15,864	(1,160,694)
Total investment result	$(20,368)	$(501,088)	$373,188	$(1,023,036)
Total investment return - annualized	(0.4)%	(13.6)%	4.9%	(13.9)%
(1)    See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

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Financial Highlights - Per Share Data & ROE

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.10	$(7.53)	$16.75	$(16.64)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.09	$(7.53)	$16.71	$(16.64)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$8.79	$5.51	$16.98	$8.99

Average shares outstanding - basic	45,898	43,170	44,387	43,264
Average shares outstanding - diluted	45,990	43,170	44,498	43,264

Return on average common equity - annualized	13.5%	(25.1)%	28.9%	(26.6)%
Operating return on average common equity - annualized (1)	28.8%	18.4%	29.4%	14.4%

	June 30, 2023	December 31, 2022
Book value per common share	$129.98	$104.65
Tangible book value per common share (1)	$125.03	$98.81
Tangible book value per common share plus accumulated dividends (1)	$150.79	$123.81
Year to date change in book value per common share plus change in accumulated dividends	24.9%	(19.7)%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	27.3%	(20.6)%
(1)    See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenues
Gross premiums written	$2,651,621	$2,464,639	$5,441,882	$5,407,603
Net premiums written	$2,195,803	$1,863,616	$4,459,506	$4,028,833
Decrease (increase) in unearned premiums	(410,541)	(407,233)	(993,694)	(1,086,025)
Net premiums earned	1,785,262	1,456,383	3,465,812	2,942,808
Net investment income	292,662	107,211	547,040	190,902
Net foreign exchange gains (losses)	(13,488)	(50,821)	(27,991)	(66,307)
Equity in earnings (losses) of other ventures	7,700	7,383	17,230	993
Other income (loss)	3,876	923	(430)	2,116
Net realized and unrealized gains (losses) on investments	(222,781)	(654,107)	56,670	(1,327,124)
Total revenues	1,853,231	866,972	4,058,331	1,743,388
Expenses
Net claims and claim expenses incurred	931,211	706,239	1,732,411	1,547,972
Acquisition expenses	422,545	361,238	854,802	737,745
Operational expenses	80,491	72,520	157,965	140,427
Corporate expenses	23,371	12,352	36,214	24,854
Interest expense	14,895	11,895	27,029	23,850
Total expenses	1,472,513	1,164,244	2,808,421	2,474,848
Income (loss) before taxes	380,718	(297,272)	1,249,910	(731,460)
Income tax benefit (expense)	(5,942)	30,534	(34,844)	67,241
Net income (loss)	374,776	(266,738)	1,215,066	(664,219)
Net (income) loss attributable to redeemable noncontrolling interests	(174,907)	(49,331)	(442,291)	(37,419)
Net income (loss) attributable to RenaissanceRe	199,869	(316,069)	772,775	(701,638)
Dividends on preference shares	(8,844)	(8,844)	(17,688)	(17,688)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,025	$(324,913)	$755,087	$(719,326)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.10	$(7.53)	$16.75	$(16.64)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.09	$(7.53)	$16.71	$(16.64)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$8.79	$5.51	$16.98	$8.99

Return on average common equity - annualized	13.5%	(25.1)%	28.9%	(26.6)%
Operating return on average common equity - annualized (1)	28.8%	18.4%	29.4%	14.4%
(1)    See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

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Summary Consolidated Financial Statements
Consolidated Balance Sheets

	June 30, 2023	December 31, 2022
Assets
Fixed maturity investments trading, at fair value – amortized cost $16,398,682 at June 30, 2023 (December 31, 2022 – $15,038,551)	$15,888,564	$14,351,402
Short term investments, at fair value - amortized cost $6,374,957 at June 30, 2023 (December 31, 2022 - $4,671,581)	6,373,969	4,669,272
Equity investments, at fair value	93,058	625,058
Other investments, at fair value	3,091,686	2,494,954
Investments in other ventures, under equity method	89,505	79,750
Total investments	25,536,782	22,220,436
Cash and cash equivalents	943,935	1,194,339
Premiums receivable	6,490,886	5,139,471
Prepaid reinsurance premiums	1,187,177	1,021,412
Reinsurance recoverable	4,689,351	4,710,925
Accrued investment income	147,824	121,501
Deferred acquisition costs	1,300,992	1,171,738
Receivable for investments sold	508,887	350,526
Other assets	358,863	384,702
Goodwill and other intangibles	235,218	237,828
Total assets	$41,399,915	$36,552,878
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$16,138,128	$15,892,573
Unearned premiums	5,717,302	4,559,107
Debt	1,882,101	1,170,442
Reinsurance balances payable	3,780,410	3,928,281
Payable for investments purchased	547,974	493,776
Other liabilities	254,925	648,036
Total liabilities	28,320,840	26,692,215
Redeemable noncontrolling interests	5,676,262	4,535,389
Shareholders' Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at June 30, 2023 (December 31, 2022 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 51,182,221 shares issued and outstanding at June 30, 2023 (December 31, 2022 – 43,717,836)	51,182	43,718
Additional paid-in capital	1,825,215	475,647
Accumulated other comprehensive loss	(14,050)	(15,462)
Retained earnings	4,790,466	4,071,371
Total shareholders' equity attributable to RenaissanceRe	7,402,813	5,325,274
Total liabilities, noncontrolling interests and shareholders' equity	$41,399,915	$36,552,878

Book value per common share	$129.98	$104.65

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended June 30, 2023			Three months ended June 30, 2022
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,402,606	$1,249,015	$2,651,621	$1,218,321	$1,246,318	$2,464,639
Net premiums written	$1,144,655	$1,051,148	$2,195,803	$887,975	$975,641	$1,863,616
Net premiums earned	$758,686	$1,026,576	$1,785,262	$623,581	$832,802	$1,456,383
Net claims and claim expenses incurred	281,993	649,218	931,211	171,924	534,315	706,239
Acquisition expenses	140,606	281,939	422,545	137,567	223,671	361,238
Operational expenses	55,077	25,414	80,491	49,627	22,893	72,520
Underwriting income (loss)	$281,010	$70,005	$351,015	$264,463	$51,923	$316,386

Net claims and claim expenses incurred:
Current accident year	$313,632	$649,677	$963,309	$206,976	$542,220	$749,196
Prior accident years	(31,639)	(459)	(32,098)	(35,052)	(7,905)	(42,957)
Total	$281,993	$649,218	$931,211	$171,924	$534,315	$706,239

Net claims and claim expense ratio:
Current accident year	41.3%	63.3%	54.0%	33.2%	65.1%	51.4%
Prior accident years	(4.1)%	(0.1)%	(1.8)%	(5.6)%	(0.9)%	(2.9)%
Calendar year	37.2%	63.2%	52.2%	27.6%	64.2%	48.5%
Acquisition expense ratio	18.5%	27.5%	23.6%	22.0%	26.9%	24.8%
Operating expense ratio	7.3%	2.5%	4.5%	8.0%	2.7%	5.0%
Combined ratio	63.0%	93.2%	80.3%	57.6%	93.8%	78.3%

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Six months ended June 30, 2023			Six months ended June 30, 2022
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$2,706,805	$2,735,077	$5,441,882	$2,561,829	$2,845,774	$5,407,603
Net premiums written	$2,164,484	$2,295,022	$4,459,506	$1,778,141	$2,250,692	$4,028,833
Net premiums earned	$1,446,106	$2,019,706	$3,465,812	$1,242,172	$1,700,636	$2,942,808
Net claims and claim expenses incurred	469,602	1,262,809	1,732,411	431,685	1,116,287	1,547,972
Acquisition expenses	285,925	568,877	854,802	264,663	473,082	737,745
Operational expenses	110,890	47,075	157,965	96,559	43,868	140,427
Underwriting income (loss)	$579,689	$140,945	$720,634	$449,265	$67,399	$516,664

Net claims and claim expenses incurred:
Current accident year	$582,934	$1,286,327	$1,869,261	$483,495	$1,125,267	$1,608,762
Prior accident years	(113,332)	(23,518)	(136,850)	(51,810)	(8,980)	(60,790)
Total	$469,602	$1,262,809	$1,732,411	$431,685	$1,116,287	$1,547,972

Net claims and claim expense ratio:
Current accident year	40.3%	63.7%	53.9%	38.9%	66.2%	54.7%
Prior accident years	(7.8)%	(1.2)%	(3.9)%	(4.1)%	(0.6)%	(2.1)%
Calendar year	32.5%	62.5%	50.0%	34.8%	65.6%	52.6%
Acquisition expense ratio	19.7%	28.2%	24.6%	21.2%	27.8%	25.0%
Operating expense ratio	7.7%	2.3%	4.6%	7.8%	2.6%	4.8%
Combined ratio	59.9%	93.0%	79.2%	63.8%	96.0%	82.4%

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend
	Total
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Gross premiums written	$2,651,621	$2,790,261	$1,585,276	$2,220,661	$2,464,639
Net premiums written	$2,195,803	$2,263,703	$1,345,616	$1,821,711	$1,863,616
Net premiums earned	$1,785,262	$1,680,550	$1,624,160	$1,767,021	$1,456,383
Net claims and claim expenses incurred	931,211	801,200	822,937	1,967,931	706,239
Acquisition expenses	422,545	432,257	413,217	417,644	361,238
Operational expenses	80,491	77,474	71,704	64,560	72,520
Underwriting income (loss)	$351,015	$369,619	$316,302	$(683,114)	$316,386

Net claims and claim expenses incurred:
Current accident year	$963,309	$905,952	$977,823	$1,999,837	$749,196
Prior accident years	(32,098)	(104,752)	(154,886)	(31,906)	(42,957)
Total	$931,211	$801,200	$822,937	$1,967,931	$706,239

Net claims and claim expense ratio:
Current accident year	54.0%	53.9%	60.2%	113.2%	51.4%
Prior accident years	(1.8)%	(6.2)%	(9.5)%	(1.8)%	(2.9)%
Calendar year	52.2%	47.7%	50.7%	111.4%	48.5%
Acquisition expense ratio	23.6%	25.7%	25.4%	23.6%	24.8%
Operating expense ratio	4.5%	4.6%	4.4%	3.7%	5.0%
Combined ratio	80.3%	78.0%	80.5%	138.7%	78.3%

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Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend
	Property
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Gross premiums written	$1,402,606	$1,304,199	$372,082	$800,330	$1,218,321
Net premiums written	$1,144,655	$1,019,829	$372,998	$696,520	$887,975
Net premiums earned	$758,686	$687,420	$688,238	$839,817	$623,581
Net claims and claim expenses incurred	281,993	187,609	240,503	1,372,583	171,924
Acquisition expenses	140,606	145,319	140,872	141,675	137,567
Operational expenses	55,077	55,813	49,638	48,158	49,627
Underwriting income (loss)	$281,010	$298,679	$257,225	$(722,599)	$264,463

Net claims and claim expenses incurred:
Current accident year	$313,632	$269,302	$370,175	$1,396,842	$206,976
Prior accident years	(31,639)	(81,693)	(129,672)	(24,259)	(35,052)
Total	$281,993	$187,609	$240,503	$1,372,583	$171,924

Net claims and claim expense ratio:
Current accident year	41.3%	39.2%	53.8%	166.3%	33.2%
Prior accident years	(4.1)%	(11.9)%	(18.9)%	(2.9)%	(5.6)%
Calendar year	37.2%	27.3%	34.9%	163.4%	27.6%
Acquisition expense ratio	18.5%	21.2%	20.5%	16.9%	22.0%
Operating expense ratio	7.3%	8.1%	7.2%	5.7%	8.0%
Combined ratio	63.0%	56.6%	62.6%	186.0%	57.6%

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend
	Casualty and Specialty
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Gross premiums written	$1,249,015	$1,486,062	$1,213,194	$1,420,331	$1,246,318
Net premiums written	$1,051,148	$1,243,874	$972,618	$1,125,191	$975,641
Net premiums earned	$1,026,576	$993,130	$935,922	$927,204	$832,802
Net claims and claim expenses incurred	649,218	613,591	582,434	595,348	534,315
Acquisition expenses	281,939	286,938	272,345	275,969	223,671
Operational expenses	25,414	21,661	22,066	16,402	22,893
Underwriting income (loss)	$70,005	$70,940	$59,077	$39,485	$51,923

Net claims and claim expenses incurred:
Current accident year	$649,677	$636,650	$607,648	$602,995	$542,220
Prior accident years	(459)	(23,059)	(25,214)	(7,647)	(7,905)
Total	$649,218	$613,591	$582,434	$595,348	$534,315

Net claims and claim expense ratio:
Current accident year	63.3%	64.1%	64.9%	65.0%	65.1%
Prior accident years	(0.1)%	(2.3)%	(2.7)%	(0.8)%	(0.9)%
Calendar year	63.2%	61.8%	62.2%	64.2%	64.2%
Acquisition expense ratio	27.5%	28.9%	29.1%	29.7%	26.9%
Operating expense ratio	2.5%	2.2%	2.4%	1.8%	2.7%
Combined ratio	93.2%	92.9%	93.7%	95.7%	93.8%

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended June 30, 2023			Three months ended June 30, 2022
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,001,839	$400,767	$1,402,606	$803,333	$414,988	$1,218,321
Net premiums written	$771,936	$372,719	$1,144,655	$498,504	$389,471	$887,975
Net premiums earned	$423,733	$334,953	$758,686	$279,770	$343,811	$623,581
Net claims and claim expenses incurred	118,093	163,900	281,993	(3,748)	175,672	171,924
Acquisition expenses	50,637	89,969	140,606	37,634	99,933	137,567
Operational expenses	44,152	10,925	55,077	40,392	9,235	49,627
Underwriting income (loss)	$210,851	$70,159	$281,010	$205,492	$58,971	$264,463

Net claims and claim expenses incurred:
Current accident year	$139,196	$174,436	$313,632	$28,553	$178,423	$206,976
Prior accident years	(21,103)	(10,536)	(31,639)	(32,301)	(2,751)	(35,052)
Total	$118,093	$163,900	$281,993	$(3,748)	$175,672	$171,924

Net claims and claim expense ratio:
Current accident year	32.8%	52.1%	41.3%	10.2%	51.9%	33.2%
Prior accident years	(4.9)%	(3.2)%	(4.1)%	(11.5)%	(0.8)%	(5.6)%
Calendar year	27.9%	48.9%	37.2%	(1.3)%	51.1%	27.6%
Acquisition expense ratio	11.9%	26.9%	18.5%	13.4%	29.0%	22.0%
Operating expense ratio	10.4%	3.3%	7.3%	14.4%	2.7%	8.0%
Combined ratio	50.2%	79.1%	63.0%	26.5%	82.8%	57.6%

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Six months ended June 30, 2023			Six months ended June 30, 2022
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,930,434	$776,371	$2,706,805	$1,689,424	$872,405	$2,561,829
Net premiums written	$1,588,423	$576,061	$2,164,484	$1,100,291	$677,850	$1,778,141
Net premiums earned	$776,486	$669,620	$1,446,106	$558,767	$683,405	$1,242,172
Net claims and claim expenses incurred	105,281	364,321	469,602	71,507	360,178	431,685
Acquisition expenses	92,687	193,238	285,925	72,442	192,221	264,663
Operational expenses	89,961	20,929	110,890	78,534	18,025	96,559
Underwriting income (loss)	$488,557	$91,132	$579,689	$336,284	$112,981	$449,265

Net claims and claim expenses incurred:
Current accident year	$206,795	$376,139	$582,934	$132,118	$351,377	$483,495
Prior accident years	(101,514)	(11,818)	(113,332)	(60,611)	8,801	(51,810)
Total	$105,281	$364,321	$469,602	$71,507	$360,178	$431,685

Net claims and claim expense ratio:
Current accident year	26.6%	56.2%	40.3%	23.6%	51.4%	38.9%
Prior accident years	(13.0)%	(1.8)%	(7.8)%	(10.8)%	1.3%	(4.1)%
Calendar year	13.6%	54.4%	32.5%	12.8%	52.7%	34.8%
Acquisition expense ratio	11.9%	28.9%	19.7%	12.9%	28.2%	21.2%
Operating expense ratio	11.6%	3.1%	7.7%	14.1%	2.6%	7.8%
Combined ratio	37.1%	86.4%	59.9%	39.8%	83.5%	63.8%

11

Underwriting and Reserves
Gross Premiums Written
	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2023	June 30, 2022			June 30, 2023	June 30, 2022
Property Segment
Catastrophe	$972,647	$803,552	$169,095	21.0%	$1,927,634	$1,666,549	$261,085	15.7%
Catastrophe - gross reinstatement premiums	29,192	(219)	29,411	(13429.7)%	2,800	22,875	(20,075)	(87.8)%
Total catastrophe gross premiums written	1,001,839	803,333	198,506	24.7%	1,930,434	1,689,424	241,010	14.3%
Other property	400,944	413,035	(12,091)	(2.9)%	778,795	868,447	(89,652)	(10.3)%
Other property - gross reinstatement premiums	(177)	1,953	(2,130)	(109.1)%	(2,424)	3,958	(6,382)	(161.2)%
Total other property gross premiums written	400,767	414,988	(14,221)	(3.4)%	776,371	872,405	(96,034)	(11.0)%
Property segment gross premiums written	$1,402,606	$1,218,321	$184,285	15.1%	$2,706,805	$2,561,829	$144,976	5.7%

Casualty and Specialty Segment
General casualty (1)	$375,945	$322,733	$53,212	16.5%	$843,837	$802,875	$40,962	5.1%
Professional liability (2)	308,284	448,801	(140,517)	(31.3)%	690,537	998,520	(307,983)	(30.8)%
Credit (3)	191,985	219,480	(27,495)	(12.5)%	423,661	478,584	(54,923)	(11.5)%
Other specialty (4)	372,801	255,304	117,497	46.0%	777,042	565,795	211,247	37.3%
Casualty and Specialty segment gross premiums written	$1,249,015	$1,246,318	$2,697	0.2%	$2,735,077	$2,845,774	$(110,697)	(3.9)%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written
	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2023	June 30, 2022			June 30, 2023	June 30, 2022
Property Segment
Catastrophe	$741,829	$497,531	$244,298	49.1%	$1,581,955	$1,078,123	$503,832	46.7%
Catastrophe - net reinstatement premiums	30,107	973	29,134	2994.2%	6,468	22,168	(15,700)	(70.8)%
Total catastrophe net premiums written	771,936	498,504	273,432	54.9%	1,588,423	1,100,291	488,132	44.4%
Other property	372,579	388,013	(15,434)	(4.0)%	579,826	674,122	(94,296)	(14.0)%
Other property - net reinstatement premiums	140	1,458	(1,318)	(90.4)%	(3,765)	3,728	(7,493)	(201.0)%
Total other property net premiums written	372,719	389,471	(16,752)	(4.3)%	576,061	677,850	(101,789)	(15.0)%
Property segment net premiums written	$1,144,655	$887,975	$256,680	28.9%	$2,164,484	$1,778,141	$386,343	21.7%

Casualty and Specialty Segment
General casualty (1)	$339,080	$268,076	$71,004	26.5%	$761,500	$672,352	$89,148	13.3%
Professional liability (2)	267,664	355,072	(87,408)	(24.6)%	578,576	787,228	(208,652)	(26.5)%
Credit (3)	129,564	152,696	(23,132)	(15.1)%	295,108	333,126	(38,018)	(11.4)%
Other specialty (4)	314,840	199,797	115,043	57.6%	659,838	457,986	201,852	44.1%
Casualty and Specialty segment net premiums written	$1,051,148	$975,641	$75,507	7.7%	$2,295,022	2,250,692	$44,330	2.0%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned
	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2023	June 30, 2022			June 30, 2023	June 30, 2022
Property Segment
Catastrophe	$393,626	$278,797	$114,829	41.2%	$770,018	$536,599	$233,419	43.5%
Catastrophe - net reinstatement premiums	30,107	973	29,134	2994.2%	6,468	22,168	(15,700)	(70.8)%
Total catastrophe net premiums earned	423,733	279,770	143,963	51.5%	776,486	558,767	217,719	39.0%
Other property	334,813	342,354	(7,541)	(2.2)%	673,385	679,677	(6,292)	(0.9)%
Other property - net reinstatement premiums	140	1,458	(1,318)	(90.4)%	(3,765)	3,728	(7,493)	(201.0)%
Total other property net premiums earned	334,953	343,812	(8,859)	(2.6)%	669,620	683,405	(13,785)	(2.0)%
Property segment net premiums earned	$758,686	$623,582	$135,104	21.7%	$1,446,106	$1,242,172	$203,934	16.4%

Casualty and Specialty Segment
General casualty (1)	$352,273	$285,526	$66,747	23.4%	$678,901	$576,281	$102,620	17.8%
Professional liability (2)	282,965	272,403	10,562	3.9%	575,796	583,640	(7,844)	(1.3)%
Credit (3)	120,762	86,652	34,110	39.4%	248,093	170,491	77,602	45.5%
Other specialty (4)	270,576	188,221	82,355	43.8%	516,916	370,224	146,692	39.6%
Casualty and Specialty segment net premiums earned	$1,026,576	$832,802	$193,774	23.3%	$2,019,706	$1,700,636	$319,070	18.8%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2023
Property	$2,011,450	$2,074,234	$2,847,946	$6,933,630
Casualty and Specialty	1,967,639	204,511	7,032,348	9,204,498
Total	$3,979,089	$2,278,745	$9,880,294	$16,138,128

December 31, 2022
Property	$1,956,688	$2,008,891	$3,570,253	$7,535,832
Casualty and Specialty	1,864,365	167,993	6,324,383	8,356,741
Total	$3,821,053	$2,176,884	$9,894,636	$15,892,573

15

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended June 30, 2023			Three months ended June 30, 2022
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$15,996,826	$4,706,671	$11,290,155	$13,510,304	$4,319,490	$9,190,814
Incurred claims and claim expenses
Current year	1,109,621	146,312	963,309	883,768	134,572	749,196
Prior years	(19,965)	12,133	(32,098)	(84,550)	(41,593)	(42,957)
Total incurred claims and claim expenses	1,089,656	158,445	931,211	799,218	92,979	706,239
Paid claims and claim expenses
Current year	73,499	7,559	65,940	25,808	2,474	23,334
Prior years	889,199	173,383	715,816	690,613	169,439	521,174
Total paid claims and claim expenses	962,698	180,942	781,756	716,421	171,913	544,508
Foreign exchange (1)	14,344	5,177	9,167	(150,295)	(34,097)	(116,198)
Reserve for claims and claim expenses, end of period	$16,138,128	$4,689,351	$11,448,777	$13,442,806	$4,206,459	$9,236,347

	Six months ended June 30, 2023			Six months ended June 30, 2022
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$15,892,573	$4,710,925	$11,181,648	$13,294,630	$4,268,669	$9,025,961
Incurred claims and claim expenses
Current year	2,176,749	307,488	1,869,261	1,903,364	294,602	1,608,762
Prior years	(127,389)	9,461	(136,850)	(86,591)	(25,801)	(60,790)
Total incurred claims and claim expenses	2,049,360	316,949	1,732,411	1,816,773	268,801	1,547,972
Paid claims and claim expenses
Current year	104,481	11,572	92,909	45,584	4,460	41,124
Prior years	1,747,052	340,368	1,406,684	1,421,938	291,959	1,129,979
Total paid claims and claim expenses	1,851,533	351,940	1,499,593	1,467,522	296,419	1,171,103
Foreign exchange (1)	47,728	13,417	34,311	(201,075)	(34,592)	(166,483)
Reserve for claims and claim expenses, end of period	$16,138,128	$4,689,351	$11,448,777	$13,442,806	$4,206,459	$9,236,347
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinci”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”), Fontana Holdings L.P. and its subsidiaries (“Fontana”), and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. ("Upsilon Fund") and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Management fee income
Joint ventures	$30,313	$17,703	$58,311	$31,098
Structured reinsurance products and other	6,985	6,649	13,623	13,873
Managed funds	6,141	6,355	12,410	12,958
Total management fee income	43,439	30,707	84,344	57,929

Performance fee income (loss)
Joint ventures	13,132	1,037	14,887	934
Structured reinsurance products and other	(197)	2,486	1,558	3,419
Managed funds	307	25	664	322
Total performance fee income (loss) (1)	13,242	3,548	17,109	4,675
Total fee income	$56,681	$34,255	$101,453	$62,604
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Six months ended
Fee income contributing to:	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Underwriting income (loss) (1)	$8,184	$12,751	$21,325	$24,912
Earnings from equity method investments (2)	(417)	27	(558)	50
Redeemable noncontrolling interests (3)	48,914	21,477	80,686	37,642
Total fee income	$56,681	$34,255	$101,453	$62,604
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinci, Top Layer Reinsurance Ltd., Vermeer, Fontana, and certain entities investing in Langhorne Holdings LLC. Managed funds include Upsilon Fund and Medici. Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Management fee income
Joint ventures	$30,313	$27,998	$13,377	$12,271	$17,703
Structured reinsurance products and other	6,985	6,638	6,342	6,377	6,649
Managed funds	6,141	6,269	6,265	6,341	6,355
Total management fee income	43,439	40,905	25,984	24,989	30,707

Performance fee income (loss)
Joint ventures	13,132	1,755	1,505	1,915	1,037
Structured reinsurance products and other	(197)	1,755	2,391	(1,360)	2,486
Managed funds	307	357	467	184	25
Total performance fee income (loss) (1)	13,242	3,867	4,363	739	3,548
Total fee income	$56,681	$44,772	$30,347	$25,728	$34,255
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
Fee income contributing to:	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Underwriting income (loss) (1)	$8,184	$13,141	$13,668	$11,366	$12,751
Earnings from equity method investments (2)	(417)	(141)	25	19	27
Redeemable noncontrolling interests (3)	48,914	31,772	16,654	14,343	21,477
Total fee income	$56,681	$44,772	$30,347	$25,728	$34,255
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinci, Medici, Vermeer and Fontana (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Redeemable noncontrolling interests - DaVinci	$(59,527)	$(58,822)	$(225,609)	$(33,499)
Redeemable noncontrolling interests - Medici	(62,190)	26,887	(107,259)	32,174
Redeemable noncontrolling interests - Vermeer	(52,163)	(22,937)	(99,568)	(41,635)
Redeemable noncontrolling interests - Fontana	(1,027)	5,541	(9,855)	5,541
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(174,907)	$(49,331)	$(442,291)	$(37,419)

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(234,058)	$(123,828)	$(475,996)	$(203,926)
Non-operating (income) loss attributable to redeemable noncontrolling interests	59,151	74,497	33,705	166,507
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(174,907)	$(49,331)	$(442,291)	$(37,419)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	June 30, 2023	December 31, 2022
Redeemable noncontrolling interests - DaVinci	$2,267,448	$1,740,300
Redeemable noncontrolling interests - Medici	1,540,520	1,036,218
Redeemable noncontrolling interests - Vermeer	1,590,408	1,490,840
Redeemable noncontrolling interests - Fontana	277,886	268,031
Redeemable noncontrolling interests	$5,676,262	$4,535,389
A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	June 30, 2023	December 31, 2022
DaVinci	73.7%	69.1%
Medici	88.9%	87.2%
Vermeer	100.0%	100.0%
Fontana	68.4%	68.4%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenues
Gross premiums written	$491,657	$307,002	$1,020,436	$732,317
Net premiums written	$436,483	$275,753	$955,652	$674,942
Decrease (increase) in unearned premiums	(184,428)	(101,648)	(495,710)	(334,806)
Net premiums earned	252,055	174,105	459,942	340,136
Net investment income	48,975	17,015	92,873	25,983
Net foreign exchange gains (losses)	1,024	585	(483)	997
Net realized and unrealized gains (losses) on investments	(57,497)	(76,020)	(19,118)	(193,671)
Total revenues	244,557	115,685	533,214	173,445
Expenses
Net claims and claim expenses incurred	85,304	(17,016)	94,995	40,843
Acquisition expenses	47,842	22,673	74,176	42,255
Operational and corporate expenses	28,795	19,438	55,598	34,504
Interest expense	1,858	1,858	3,716	3,716
Total expenses	163,799	26,953	228,485	121,318
Income (loss) before taxes	80,758	88,732	304,729	52,127
Income tax benefit (expense)	(67)	—	(1,656)	—
Net income (loss) available (attributable) to DaVinci common shareholders	$80,691	$88,732	$303,073	$52,127

Net claims and claim expenses incurred - current accident year	$87,254	$22,533	$134,253	$90,668
Net claims and claim expenses incurred - prior accident years	(1,950)	(39,549)	(39,258)	(49,825)
Net claims and claim expenses incurred - total	$85,304	$(17,016)	$94,995	$40,843

Net claims and claim expense ratio - current accident year	34.6%	12.9%	29.2%	26.7%
Net claims and claim expense ratio - prior accident years	(0.8)%	(22.7)%	(8.5)%	(14.7)%
Net claims and claim expense ratio - calendar year	33.8%	(9.8)%	20.7%	12.0%
Underwriting expense ratio	30.4%	24.2%	28.2%	22.6%
Combined ratio	64.2%	14.4%	48.9%	34.6%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Fixed maturity investments trading	$169,739	$76,547	$133,362	$63,294
Short term investments	50,231	4,397	25,219	1,461
Equity investments	2,766	4,516	2,766	4,516
Other investments
Catastrophe bonds	49,522	20,235	6,470	2,986
Other	20,820	6,894	20,820	6,894
Cash and cash equivalents	4,585	(95)	4,350	(99)
	297,663	112,494	192,987	79,052
Investment expenses	(5,001)	(5,283)	(3,672)	(4,069)
Net investment income	$292,662	$107,211	$189,315	$74,983

Net investment income return - annualized	5.3%	2.1%	4.9%	2.2%

Net realized gains (losses) on fixed maturity investments trading	$(74,212)	$(287,154)	$(66,800)	$(240,803)
Net unrealized gains (losses) on fixed maturity investments trading	(139,793)	(149,820)	(102,107)	(138,094)
Net realized and unrealized gains (losses) on investments-related derivatives	(65,051)	(66,078)	(63,079)	(67,359)
Net realized gains (losses) on equity investments	(18,755)	35,592	(18,755)	35,592
Net unrealized gains (losses) on equity investments	20,627	(127,104)	20,634	(127,059)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	38,186	(24,660)	4,207	(3,465)
Net realized and unrealized gains (losses) on other investments - other	16,217	(34,883)	16,217	(34,883)
Net realized and unrealized gains (losses) on investments	(222,781)	(654,107)	(209,683)	(576,071)
Total investment result	$69,881	$(546,896)	$(20,368)	$(501,088)

Average invested assets	$24,373,121	$20,724,513	$16,195,136	$13,941,090

Total investment return - annualized	1.6%	(10.1)%	(0.4)%	(13.6)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Six months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Fixed maturity investments trading	$325,239	$138,964	$255,255	$118,968
Short term investments	83,181	5,533	37,675	2,103
Equity investments	6,165	7,270	6,165	7,270
Other investments
Catastrophe bonds	88,353	37,595	12,499	5,672
Other	45,391	12,446	45,391	12,446
Cash and cash equivalents	8,849	(136)	8,362	(124)
	557,178	201,672	365,347	146,335
Investment expenses	(10,138)	(10,770)	(8,023)	(8,677)
Net investment income	$547,040	$190,902	$357,324	$137,658

Net investment income return - annualized	5.1%	1.8%	4.7%	2.0%

Net realized gains (losses) on fixed maturity investments trading	$(178,977)	$(408,306)	$(154,207)	$(347,792)
Net unrealized gains (losses) on fixed maturity investments trading	172,233	(613,997)	156,988	(535,520)
Net realized and unrealized gains (losses) on investments-related derivatives	(52,889)	(106,366)	(48,600)	(107,095)
Net realized gains (losses) on equity investments	(27,493)	35,572	(27,493)	35,572
Net unrealized gains (losses) on equity investments	59,778	(175,773)	59,786	(175,779)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	62,312	(32,921)	7,684	(4,747)
Net realized and unrealized gains (losses) on other investments - other	21,706	(25,333)	21,706	(25,333)
Net realized and unrealized gains (losses) on investments	56,670	(1,327,124)	15,864	(1,160,694)
Total investment result	$603,710	$(1,136,222)	$373,188	$(1,023,036)

Average invested assets	$23,655,559	$20,963,895	$15,731,076	$14,166,678

Total investment return - annualized	5.5%	(10.5)%	4.9%	(13.9)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	June 30, 2023				December 31, 2022
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,592,242	$(148,134)	$6,934,936	$(128,713)	$7,180,129	$(186,451)	$5,772,302	$(168,146)
Corporate (3)	4,371,407	(230,807)	3,350,977	(210,102)	4,390,568	(331,461)	3,392,129	(300,245)
Other (4)	2,924,915	(131,177)	2,330,539	(103,299)	2,780,705	(169,237)	2,339,897	(140,789)
Total fixed maturity investments trading, at fair value	15,888,564	(510,118)	12,616,452	(442,114)	14,351,402	(687,149)	11,504,328	(609,180)
Short term investments, at fair value	6,373,969	(988)	2,833,470	(382)	4,669,272	(2,309)	1,131,408	(817)
Equity investments, at fair value	93,058	49,237	92,862	49,229	625,058	(10,590)	624,870	(10,600)
Other investments, at fair value
Catastrophe bonds	1,679,184	(117,931)	208,062	(41,493)	1,241,468	(182,798)	209,114	(51,841)
Fund investments	1,241,347	145,353	1,241,347	145,353	1,086,706	111,423	1,086,706	111,423
Term loans	100,000	—	100,000	—	100,000	—	100,000	—
Direct private equity investments	71,155	(27,109)	71,155	(27,109)	66,780	(31,484)	66,780	(31,484)
Total other investments, at fair value	3,091,686	313	1,620,564	76,751	2,494,954	(102,859)	1,462,600	28,098
Investments in other ventures, under equity method	89,505	—	89,505	—	79,750	—	79,750	—
Total investments	$25,536,782	$(461,556)	$17,252,853	$(316,516)	$22,220,436	$(802,907)	$14,802,956	$(592,499)

	June 30, 2023		December 31, 2022
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	6.1%	5.7%	5.7%	5.6%
Average duration of investments, in years (5)	2.4	3.1	2.5	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$(8.64)		$(13.93)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See "Comments on Non-GAAP Financial Measures" for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
June 30, 2023	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,592,242	$—	$8,592,242	$—	$—	$—	$—	$—
Corporate (3)	4,371,407	201,216	296,107	1,336,821	1,520,910	986,952	29,401	—
Agencies	476,476	31,370	445,106	—	—	—	—	—
Non-U.S. government	401,743	232,170	167,220	2,353	—	—	—	—
Residential mortgage-backed	788,256	76,673	541,368	2,922	7,955	89,244	70,094	—
Commercial mortgage-backed	209,661	160,222	33,210	901	7,706	4,086	3,536	—
Asset-backed	1,048,779	743,078	208,377	69,022	22,484	4,714	1,104	—
Total fixed maturity investments trading, at fair value	15,888,564	1,444,729	10,283,630	1,412,019	1,559,055	1,084,996	104,135	—

Short term investments, at fair value	6,373,969	6,097,216	267,371	2,499	5,676	1,207	—	—

Equity investments, at fair value	93,058	—	—	—	—	—	—	93,058

Other investments, at fair value
Catastrophe bonds	1,679,184	—	—	—	—	1,679,184	—	—
Fund investments:
Private credit funds	876,010	—	—	—	—	—	—	876,010
Private equity funds	365,337	—	—	—	—	—	—	365,337
Term loans	100,000	—	—	100,000	—	—	—	—
Direct private equity investments	71,155	—	—	—	—	—	—	71,155
Total other investments, at fair value	3,091,686	—	—	100,000	—	1,679,184	—	1,312,502

Investments in other ventures, under equity method	89,505	—	—	—	—	—	—	89,505

Total investments	$25,536,782	$7,541,945	$10,551,001	$1,514,518	$1,564,731	$2,765,387	$104,135	$1,495,065
	100.0%	29.6%	41.3%	5.9%	6.1%	10.8%	0.4%	5.9%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
June 30, 2023	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$6,934,936	$—	$6,934,936	$—	$—	$—	$—	$—
Corporate (3)	3,350,977	148,359	229,014	1,017,390	1,080,319	851,327	24,568	—
Agencies	349,970	26,729	323,241	—	—	—	—	—
Non-U.S. government	327,012	195,534	129,125	2,353	—	—	—	—
Residential mortgage-backed	557,539	55,349	331,975	2,922	7,955	89,244	70,094	—
Commercial mortgage-backed	138,404	94,425	27,750	901	7,706	4,086	3,536	—
Asset-backed	957,614	653,701	207,545	68,068	22,484	4,714	1,102	—
Total fixed maturity investments trading, at fair value	12,616,452	1,174,097	8,183,586	1,091,634	1,118,464	949,371	99,300	—

Short term investments, at fair value	2,833,470	2,688,831	137,486	655	5,512	986	—	—

Equity investments, at fair value	92,862	—	—	—	—	—	—	92,862

Other investments, at fair value
Catastrophe bonds	208,062	—	—	—	—	208,062	—	—
Fund investments:
Private credit funds	876,010	—	—	—	—	—	—	876,010
Private equity funds	365,337	—	—	—	—	—	—	365,337
Term loans	100,000	—	—	100,000	—	—	—	—
Direct private equity investments	71,155	—	—	—	—	—	—	71,155
Total other investments, at fair value	1,620,564	—	—	100,000	—	208,062	—	1,312,502

Investments in other ventures, under equity method	89,505	—	—	—	—	—	—	89,505

Total investments	$17,252,853	$3,862,928	$8,321,072	$1,192,289	$1,123,976	$1,158,419	$99,300	$1,494,869
	100.0%	22.4%	48.2%	6.9%	6.5%	6.7%	0.6%	8.7%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

26

Other Items
Earnings per Share

	Three months ended		Six months ended
(common shares in thousands)	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,025	$(324,913)	$755,087	$(719,326)
Amount allocated to participating common shareholders (1)	(2,889)	(272)	(11,650)	(507)
Net income (loss) allocated to RenaissanceRe common shareholders	$188,136	$(325,185)	$743,437	$(719,833)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	45,898	43,170	44,387	43,264
Per common share equivalents of non-vested shares (2)	92	—	111	—
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	45,990	43,170	44,498	43,264
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.10	$(7.53)	$16.75	$(16.64)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.09	$(7.53)	$16.71	$(16.64)
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with the pending acquisition of Validus, (4) the income tax expense or benefit associated with these adjustments and (5) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to investors because they more accurately measure and predict the Company’s results of operations by removing the variability arising from the listed adjustments. The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

28

Comments on Non-GAAP Financial Measures

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,025	$(324,913)	$755,087	$(719,326)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	260,967	629,447	5,642	1,294,203
Adjustment for net foreign exchange losses (gains)	13,488	50,821	27,991	66,307
Adjustment for corporate expenses associated with the pending acquisition of Validus	11,341	—	11,341	—
Adjustment for income tax expense (benefit) (1)	(10,235)	(42,726)	1,087	(84,600)
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	(59,151)	(74,497)	(33,705)	(166,507)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$407,435	$238,132	$767,443	$390,077

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.09	$(7.53)	$16.71	$(16.64)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	5.67	14.58	0.13	29.91
Adjustment for net foreign exchange losses (gains)	0.29	1.18	0.63	1.53
Adjustment for corporate expenses associated with the pending acquisition of Validus	0.25	—	0.25	—
Adjustment for income tax expense (benefit) (1)	(0.22)	(0.99)	0.02	(1.96)
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	(1.29)	(1.73)	(0.76)	(3.85)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$8.79	$5.51	$16.98	$8.99

Return on average common equity - annualized	13.5%	(25.1)%	28.9%	(26.6)%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	18.4%	48.7%	0.3%	47.8%
Adjustment for net foreign exchange losses (gains)	1.0%	3.9%	1.1%	2.5%
Adjustment for corporate expenses associated with the pending acquisition of Validus	0.8%	—%	0.4%	—%
Adjustment for income tax expense (benefit) (1)	(0.7)%	(3.3)%	—%	(3.1)%
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	(4.2)%	(5.8)%	(1.3)%	(6.2)%
Operating return on average common equity - annualized	28.8%	18.4%	29.4%	14.4%
(1)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

29

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	June 30, 2023	December 31, 2022
Book value per common share	$129.98	$104.65
Adjustment for goodwill and other intangibles (1)	(4.95)	(5.84)
Tangible book value per common share	125.03	98.81
Adjustment for accumulated dividends	25.76	25.00
Tangible book value per common share plus accumulated dividends	$150.79	$123.81

Year to date change in book value per common share	24.2%	(20.8)%
Year to date change in book value per common share plus change in accumulated dividends	24.9%	(19.7)%
Year to date change in tangible book value per common share plus change in accumulated dividends	27.3%	(20.6)%
(1)At June 30, 2023 and December 31, 2022, the adjustment for goodwill and other intangibles included $18.3 million and $17.8 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

30

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended June 30, 2023			Three months ended June 30, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$169,739	$(36,377)	$133,362	$76,547	$(13,253)	$63,294
Short term investments	50,231	(25,012)	25,219	4,397	(2,936)	1,461
Equity investments	2,766	—	2,766	4,516	—	4,516
Other investments
Catastrophe bonds	49,522	(43,052)	6,470	20,235	(17,249)	2,986
Other	20,820	—	20,820	6,894	—	6,894
Cash and cash equivalents	4,585	(235)	4,350	(95)	(4)	(99)
	297,663	(104,676)	192,987	112,494	(33,442)	79,052
Investment expenses	(5,001)	1,329	(3,672)	(5,283)	1,214	(4,069)
Net investment income	$292,662	$(103,347)	$189,315	$107,211	$(32,228)	$74,983

Net investment income return - annualized	5.3%	(0.4)%	4.9%	2.1%	0.1%	2.2%

Net realized gains (losses) on fixed maturity investments trading	$(74,212)	$7,412	$(66,800)	$(287,154)	$46,351	$(240,803)
Net unrealized gains (losses) on fixed maturity investments trading	(139,793)	37,686	(102,107)	(149,820)	11,726	(138,094)
Net realized and unrealized gains (losses) on investments-related derivatives	(65,051)	1,972	(63,079)	(66,078)	(1,281)	(67,359)
Net realized gains (losses) on equity investments	(18,755)	—	(18,755)	35,592	—	35,592
Net unrealized gains (losses) on equity investments	20,627	7	20,634	(127,104)	45	(127,059)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	38,186	(33,979)	4,207	(24,660)	21,195	(3,465)
Net realized and unrealized gains (losses) on other investments - other	16,217	—	16,217	(34,883)	—	(34,883)
Net realized and unrealized gains (losses) on investments	(222,781)	13,098	(209,683)	(654,107)	78,036	(576,071)
Total investment result	$69,881	$(90,249)	$(20,368)	$(546,896)	$45,808	$(501,088)

Average invested assets	$24,373,121	$(8,177,985)	$16,195,136	$20,724,513	$(6,783,423)	$13,941,090

Total investment return - annualized	1.6%	(2.0)%	(0.4)%	(10.1)%	(3.5)%	(13.6)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

31

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Six months ended June 30, 2023			Six months ended June 30, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$325,239	$(69,984)	$255,255	$138,964	$(19,996)	$118,968
Short term investments	83,181	(45,506)	37,675	5,533	(3,430)	2,103
Equity investments	6,165	—	6,165	7,270	—	7,270
Other investments
Catastrophe bonds	88,353	(75,854)	12,499	37,595	(31,923)	5,672
Other	45,391	—	45,391	12,446	—	12,446
Cash and cash equivalents	8,849	(487)	8,362	(136)	12	(124)
	557,178	(191,831)	365,347	201,672	(55,337)	146,335
Investment expenses	(10,138)	2,115	(8,023)	(10,770)	2,093	(8,677)
Net investment income	$547,040	$(189,716)	$357,324	$190,902	$(53,244)	$137,658

Net investment income return - annualized	5.1%	(0.4)%	4.7%	1.8%	0.2%	2.0%

Net realized gains (losses) on fixed maturity investments trading	(178,977)	24,770	(154,207)	(408,306)	60,514	(347,792)
Net unrealized gains (losses) on fixed maturity investments trading	172,233	(15,245)	156,988	(613,997)	78,477	(535,520)
Net realized and unrealized gains (losses) on investments-related derivatives	(52,889)	4,289	(48,600)	(106,366)	(729)	(107,095)
Net realized gains (losses) on equity investments	(27,493)	—	(27,493)	35,572	—	35,572
Net unrealized gains (losses) on equity investments	59,778	8	59,786	(175,773)	(6)	(175,779)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	62,312	(54,628)	7,684	(32,921)	28,174	(4,747)
Net realized and unrealized gains (losses) on other investments - other	21,706	—	21,706	(25,333)	—	(25,333)
Net realized and unrealized gains (losses) on investments	56,670	(40,806)	15,864	(1,327,124)	166,430	(1,160,694)
Total investment result	$603,710	$(230,522)	$373,188	$(1,136,222)	$113,186	$(1,023,036)

Average invested assets	$23,655,559	$(7,924,483)	$15,731,076	$20,963,895	$(6,797,217)	$14,166,678

Total investment return - annualized	5.5%	(0.6)%	4.9%	(10.5)%	(3.4)%	(13.9)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

32

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to "retained total investments."

	June 30, 2023			December 31, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,592,242	$(1,657,306)	$6,934,936	$7,180,129	$(1,407,827)	$5,772,302
Corporate (4)	4,371,407	(1,020,430)	3,350,977	4,390,568	(998,439)	3,392,129
Agencies	476,476	(126,506)	349,970	395,149	(81,312)	313,837
Non-U.S. government	401,743	(74,731)	327,012	383,838	(51,582)	332,256
Residential mortgage-backed	788,256	(230,717)	557,539	710,429	(192,368)	518,061
Commercial mortgage-backed	209,661	(71,257)	138,404	213,987	(64,006)	149,981
Asset-backed	1,048,779	(91,165)	957,614	1,077,302	(51,540)	1,025,762
Total fixed maturity investments trading, at fair value	15,888,564	(3,272,112)	12,616,452	14,351,402	(2,847,074)	11,504,328

Short term investments, at fair value	6,373,969	(3,540,499)	2,833,470	4,669,272	(3,537,864)	1,131,408

Equity investments, at fair value	93,058	(196)	92,862	625,058	(188)	624,870

Other investments, at fair value
Catastrophe bonds	1,679,184	(1,471,122)	208,062	1,241,468	(1,032,354)	209,114
Fund investments:
Private credit funds	876,010	—	876,010	771,383	—	771,383
Private equity funds	365,337	—	365,337	315,323	—	315,323
Term loans	100,000	—	100,000	100,000	—	100,000
Direct private equity investments	71,155	—	71,155	66,780	—	66,780
Total other investments, at fair value	3,091,686	(1,471,122)	1,620,564	2,494,954	(1,032,354)	1,462,600

Investments in other ventures, under equity method	89,505	—	89,505	79,750	—	79,750

Total investments	$25,536,782	$(8,283,929)	$17,252,853	$22,220,436	$(7,417,480)	$14,802,956
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

33

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss)".

	June 30, 2023			December 31, 2022
Type of Investment	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$(148,134)	$19,421	$(128,713)	$(186,451)	$18,305	$(168,146)
Corporate (4)	(230,807)	20,705	(210,102)	(331,461)	31,216	(300,245)
Other (5)	(131,177)	27,878	(103,299)	(169,237)	28,448	(140,789)
Total fixed maturity investments trading, at fair value	(510,118)	68,004	(442,114)	(687,149)	77,969	(609,180)
Short term investments, at fair value	(988)	606	(382)	(2,309)	1,492	(817)
Equity investments, at fair value	49,237	(8)	49,229	(10,590)	(10)	(10,600)
Other investments, at fair value
Catastrophe bonds	(117,931)	76,438	(41,493)	(182,798)	130,957	(51,841)
Fund investments	145,353	—	145,353	111,423	—	111,423
Direct private equity investments	(27,109)	—	(27,109)	(31,484)	—	(31,484)
Total other investments, at fair value	313	76,438	76,751	(102,859)	130,957	28,098
Total investments	$(461,556)	$145,040	$(316,516)	$(802,907)	$210,408	$(592,499)

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$(8.64)			$(13.93)

(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $442.1 million and $609.2 million at June 30, 2023 and December 31, 2022, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

34

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to "operating (income) loss attributable to redeemable noncontrolling interests."

	Three months ended		Six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(174,907)	$(49,331)	$(442,291)	$(37,419)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	46,701	54,227	13,954	135,618
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	12,450	20,270	19,751	30,889
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	59,151	74,497	33,705	166,507
Operating (income) loss attributable to redeemable noncontrolling interests	$(234,058)	$(123,828)	$(475,996)	$(203,926)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

35